UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Preliminary Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material under §240.14a-12

Navient Corporation
(Name of Registrant as Specified In Its Charter)

Canyon Capital Advisors LLC

Canyon Value Realization Fund, L.P.

The Canyon Value Realization Master Fund (Cayman), L.P.

Canyon Value Realization Fund MAC 18, Ltd.

Canyon Balanced Master Fund, Ltd.

Canyon-GRF Master Fund II, L.P.

Canyon Distressed Opportunity Master Fund II, L.P.

EP Canyon Ltd.

Canyon NZ-DOF Investing, L.P.

Canyon-EDOF (Master) L.P.

Mitchell R. Julis

Joshua S. Friedman

Jonathan Heller

Sergey Kamensky

Alan Robert Ginsberg

Gregory A. Pratt

Ivona Smith

Robert B. Webster

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY — SUBJECT TO COMPLETION, DATED APRIL 4, 2019

2019 ANNUAL MEETING OF STOCKHOLDERS
OF
NAVIENT CORPORATION

PROXY STATEMENT

OF

CANYON CAPITAL ADVISORS LLC

To the Stockholders of Navient Corporation:

We are furnishing this proxy statement (the “Proxy Statement”) and the enclosed GOLD proxy card to holders of common stock, par value $0.01 per share (“Common Stock”), of Navient Corporation (the “Company”) in connection with our solicitation of proxies for use at the 2019 Annual Meeting of Stockholders of the Company that will be held on a date, and at a time and place, to be determined by the Company, and at any and all adjournments, continuations or postponements thereof (the “Annual Meeting”).

This solicitation is being conducted by Canyon Capital Advisors LLC (“Canyon”), Canyon Value Realization Fund, L.P., the Canyon Value Realization Master Fund (Cayman), L.P., Canyon Value Realization Fund MAC 18, Ltd., Canyon Balanced Master Fund, Ltd., Canyon-GRF Master Fund II, L.P., Canyon Distressed Opportunity Master Fund II, L.P., EP Canyon Ltd., Canyon NZ-DOF Investing, L.P. and Canyon-EDOF (Master) L.P., Mitchell R. Julis and Joshua S. Friedman (collectively, together with Canyon, the “Canyon Entities” or “we,” “our” or “us”), as well as Alan Robert Ginsberg, Gregory A. Pratt, Ivona Smith and Robert B. Webster (collectively, the “Canyon Nominees”), as well as Jonathan Heller and Sergey Kamensky (collectively, together with the Canyon Entities and the Canyon Nominees, the “Participants” in this solicitation). The Canyon Entities beneficially own in the aggregate 25,649,480 shares of Common Stock, which represents approximately 10.5% of the outstanding shares of Common Stock.

As more fully discussed in this Proxy Statement, we are soliciting proxies to be used at the Annual Meeting for the election of each of the Canyon Nominees as directors of the Company.

This solicitation is being made by the Participants and not on behalf of the Board of Directors of the Company (the “Board”).

We urge you to vote for the Canyon Nominees because, as further discussed in this Proxy Statement, we believe that the election of new members to the Board would be in the best interests of the Company and its stockholders.

This Proxy Statement is first being sent or given to stockholders on or about [month] [date], 2019. If your shares are held in your own name, please authorize a proxy to vote by signing and returning the enclosed GOLD proxy card in the postage-paid envelope provided or by instructing us by telephone or via the Internet as to how you would like your shares of Common Stock voted (instructions are on your GOLD proxy card).

If your shares are held in the name of a brokerage firm, bank or other custodian, only that firm can vote such shares and, with respect to the election of directors, only upon receipt of your specific instruction. Accordingly, we urge you to contact the person responsible for your account and instruct that person to execute the GOLD proxy card on your behalf. Please follow any voting instructions provided by your bank, brokerage firm, dealer, trust company or other nominee.

If you have already voted using the Company’s proxy card, you can change your vote in accordance with the voting methods indicated above. Only the latest validly executed proxy that you submit will be counted. For instructions on how to vote, see the section titled “Voting Procedures” in this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: This Proxy Statement and GOLD Proxy Card are also available on the Internet, free of charge, at the SEC’s website at www.sec.gov or at [•].

BACKGROUND

Founded and partner owned since 1990, Canyon is a leading alternative asset manager investing on behalf of institutional investors worldwide, with approximately $24 billion in assets under management. Canyon employs a deep value, credit intensive approach across its investment platform.  Canyon specializes in value-oriented special situation investments for endowments, foundations, pension funds, sovereign wealth funds, family offices and other institutional investors. The firm invests across a broad range of asset classes, including distressed loans, corporate bonds, convertible bonds, securitized assets, direct investments, real estate, arbitrage, and event-oriented equities.

The Company was formed in 2014 as a spin-off from SLM Corporation (better known as Sallie Mae).  The spun-off Company included a large portfolio of Sallie Mae’s FFELP (US Government guaranteed) and private student loan assets (generating substantial and predictable cash flows), as well as Sallie Mae’s servicing and asset recovery businesses.  In our view, Sallie Mae effected the spin-off largely because after the 2010 discontinuation of the US Government FFELP program, Salle Mae had been unable to grow and originate loans quickly enough to replenish its runoff despite its brand, track record, systems, penetration and bank funding.

In April 2018, we filed a Schedule 13D reporting our ownership of Company shares, and that filing listed among other things our intention to discuss a possible acquisition of the Company.

During the period from October 2018 through mid-February 2019, we conducted extensive diligence, including management meetings and a review of certain non-public information, with a view towards an acquisition proposal.  Those efforts came to a close in late February 2019, after the Company abruptly walked away from our discussions.

On February 20, 2019, we withdrew our indication of interest in an acquisition, announced that we do not intend to participate in an acquisition process at this time and stated that we planned to propose a minority slate for election at the Annual Meeting.  On the next day, we announced the names of the Canyon Nominees.

REASONS FOR OUR SOLICITATION

Canyon, a long-term shareholder of the Company, now owns 10.5% of its outstanding shares.

Following the spin-off from Sallie Mae, the Company’s legacy loan assets were producing substantial cash flows, which were used to pay down unsecured debt and provide returns for shareholders via dividends and buybacks. We believe that the Company should have continued to return excess cash flows to shareholders while prudently managing its capital structure.

Instead the Company’s management and Board increasingly used a material portion of that cash flow to invest in new businesses and ventures, including loan origination, and to fund what we regard as bloated overhead and unacceptable operating losses in some of those businesses and ventures.  These investments were, in our view, ill-conceived and have materially impaired the Company’s value.

We believe shareholders and the market agree.

The stock’s total shareholder return has dramatically underperformed the S&P 500 Index over the one-, two-, three- and four-year periods ending the last trading day in March, 2019.  In fact, from the spin-off in April 2014 through that last trading day in March, the stock’s total shareholder return was a dismal negative 14%. Over that same period, the total shareholder return on the S&P 500 Index was a positive 67%.

Despite this extraordinarily disappointing performance, the Board failed to take steps that we believe could have arrested the underperformance. For example, the Board adjusted the metrics used in the executive compensation program to deemphasize efficiency in operations and removed net income entirely from the Long Term Incentive Plan, giving management an incentive to spend cash flow on new growth initiatives irrespective of their profitability and value to shareholders.  This change in metrics disrupted the alignment of management and shareholder interests that incentive plans are intended to foster. The results were clear.  When the Company made its most recent acquisition and simultaneously suspended its share repurchase program in October 2017, the stock touched a then 52-week low. Only after we met with management did the Company reinstate its stock buybacks and only after we pressed further did the Company authorize a new $500 million repurchase program.

The Company is the subject of numerous lawsuits relating to Company’s renewed Department of Education servicing contract. The claims asserted in these lawsuits, brought by federal regulators and state attorneys general, are in excess of the Company’s equity value. We believe the Board should have worked harder to settle these claims, rather than allowing them to cast a shadow over the Company.

As shareholders of the Company and fiduciaries to our investors, we can no longer allow the Company to underperform.

We have identified, recruited and nominated four exceptional, independent professionals with experience in structured products (the bulk of the Company’s value), financial analysis and law, all critical domains for overseeing the Company’s business and its executives. Each of the nominees has leadership and corporate governance experience, including one who served as the CEO of a public company. We believe the nominees, if elected, will bring fresh and objective perspectives to the Company’s Board.

Importantly, none of the nominees has any affiliation with Canyon and each has pledged to work on behalf of all the Company’s shareholders, if elected to the Board.

It’s time to change course and return the Company to its fundamentals. The Company should focus its efforts entirely on maximizing valuable legacy assets. Without change in the boardroom, we believe the Company is unlikely to focus on such efforts and will, instead, continue to misallocate capital to various growth strategies and acquisitions with uncertain returns, and fund losses in its ancillary businesses. We believe such capital allocation approach will lead to continued underperformance.

We strongly recommend a vote FOR ALL of the Canyon Nominees.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Election of Directors

The Company’s Board currently consists of ten directors. Directors hold office until the Company’s next annual meeting following their election or until their successors are elected and qualified, subject to earlier death, disqualification, resignation or removal. At the Annual Meeting, ten directors are to be elected to the Board.

We are seeking your proxy to vote your shares for the election of our four nominees — Alan Robert Ginsberg, Gregory A. Pratt, Ivona Smith and Robert B. Webster — and you may also direct us in your proxy to vote your shares for the Company’s nominees other than [•], [•], [•] and [•] (the “Excluded Nominees”). We will not exercise authority to vote your shares for any of the Excluded Nominees.

Each of the Canyon Nominees has consented to being named a nominee in this Proxy Statement and has confirmed his or her willingness to serve on the Board if elected. None of the Company’s nominees for whom we seek authority to vote has consented to being named as a nominee in this Proxy Statement and none has agreed to serve with any of the Canyon Nominees. Accordingly, there is no assurance that any of the Company’s nominees will serve as directors if Canyon Nominees are elected to the Board.

We do not expect that any of the Canyon Nominees will be unable to stand for election, but in the event that a vacancy in the slate of Canyon Nominees should occur unexpectedly because any Canyon Nominee is unable to serve on the Board or for good cause will not serve on the Board, we will vote the shares of Common Stock represented by the GOLD proxy card for a substitute candidate we select, to the extent this is not prohibited under the Company’s Second Amended and Restated Bylaws effective April 4, 2018 (the “Bylaws”) and applicable law, in each case in light of the specific facts and circumstances surrounding such substitution. Should we determine that it is necessary to add nominees in accordance with the Bylaws and applicable law, whether because the Company expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, we will supplement this Proxy Statement.

If elected, the Canyon Nominees would be a minority of the directors and would not alone be able to adopt resolutions or otherwise cause the Board to act. However, they intend to actively engage other Board members in full discussion of the issues facing the Company and resolve them together. By utilizing their substantial experience and working constructively with the other Board members, the Canyon Nominees believe they can effect positive change at the Company.

Because the number of nominees exceeds the number of directors to be elected, the majority voting requirements of the Bylaws will not apply to this election. Accordingly, the ten nominees receiving the most votes will be elected at the Annual Meeting. Abstentions and broker non-votes, if any, will have no effect on the result of this vote.

Biographical Information Regarding the Canyon Nominees

The following information concerning the age, principal occupation, business experience, and public directorships of each of the Canyon Nominees has been furnished to the Canyon Entities by each of the Canyon Nominees. None of the Canyon Nominees has been employed by a parent, subsidiary or other affiliate of the Company in the past five years.

Name, Age	Principal Occupation, Business Experience and Directorships
and Business Address	Skills, Experience and Qualifications
Alan Robert Ginsberg, 63 275 Central Park West, Suite 2d, New York, NY 10024	Principal Occupation: Founder and Chief Executive Officer, Larchmont Advisors Inc., an institutional investor consulting firm
Business Experience:

Founder and Chief Executive Officer, Larchmont Advisors Inc. — 2000 to Present

Executive Director, The Evidence Room Foundation, a nonprofit foundation with a focus on artwork exhibitions — 2018 to Present

Managing Director and the Global Head of High Yield Debt Research and U.S. Investment Grade Debt Research, Barclays Capital, an investment banking firm — 1998 to 2000

Other Professional Experience:

Board Member, Plainfield Enterprises LLC — 2007 to 2011

Board Member, Pegasus Communications Liquidating Trust — 2005 to 2007

Board Member, eNUCLEUS, Inc. — August to October 2006

Independent Consultant, Pegasus Communications Unsecured Creditors Committee, 2004 to 2005

Skills, Experience and Qualifications:

Mr. Ginsberg’s over 30 years of experience in the financial industry, his expertise in analyzing corporate performance and balance sheet management, his deep knowledge of high-yield, below-investment-grade corporations, experience in working with companies in complex situations, and his leadership skills developed in overseeing and managing organizations would make him a valuable asset to the Board.

Name, Age	Principal Occupation, Business Experience and Directorships
and Business Address	Skills, Experience and Qualifications
Gregory A. Pratt, 70	Principal Occupation:
8816 Normal School Rd, Bowie, MD 20715	Retired CEO, Presently Non-Executive Chairman, Carpenter Technology Corporation, a specialty steel and high-tech alloys manufacturer and distributor

Business Experience:

Executive Chairman, CEO and President, Carpenter Technology Corporation, a specialty steel and high-tech alloys manufacturer and distributor — 2009 to 2010, 2014 to 2015

Founder, Vice Chairman, CEO and President, Enterprise Technology Group (and its successor company OAO Technology Solutions, Inc.), an IT services firm — 1998 to 2010

President and COO, Intelligent Electronics, Inc., a computer distributor/aggregator and software services firm — 1992 to 1996

Co-Founder and CFO, Atari Corp.; President and General Manager, Atari (US) Corp. — 1984 to 1992

Other Professional Experience:

Board Member, Proterra Inc., an electric bus company — 2017 to 2018; member of audit committee

Member, Standing Advisory Group, Public Company Accounting Oversight Board (PCAOB) — 2014 to 2016

Chairman, Capital Area Chapter, National Association of Corporate Directors (NACD) — 2007 to 2017

Directorships of Public Companies:

Carpenter Technology Corporation (NYSE: CRS) — 2002 to Present; currently non-executive chairman; previously served as lead director, chair of corporate governance committee and member of compensation committee

Tredegar Corporation (NYSE: TG) — 2014 to Present; lead director, chair of corporate governance committee

AmeriGas Propane Inc. (NYSE: APU) — 2005 to 2013; chair of audit committee, and member of corporate governance committee

OAO Technology Solutions, Inc. (NASDAQ: OAOT) — 1998 to 2010; vice chairman and member of audit committee

Ceridian Corporation (NYSE: CEN) — 2007; member of audit committee

Intelligent Electronics, Inc. (NASDAQ: INTEL) — 1992 to 1996

Atari Corporation (ASE: ATR) — 1984 TO 1992

Skills, Experience and Qualifications:

Mr. Pratt has extensive experience serving as an executive officer and board member of public and private companies in a variety of industries. His experience as a founder and leader of large companies, his in-depth financial expertise as a certified public accountant and a former member of the standing advisory group of PCAOB, and his deep knowledge of corporate governance acquired by serving on the boards and committees of public companies and as the chairman of the Capital Area Chapter of NACD, would allow him to provide valuable insights and judgment to the Board.

Name, Age	Principal Occupation, Business Experience and Directorships
and Business Address	Skills, Experience and Qualifications
Ivona Smith, 49	Principal Occupation:
630 Third Avenue, 21st Fl., New York, NY 10017	Advisor, Drivetrain LLC, an independent fiduciary services firm

Business Experience:

Advisor, Drivetrain LLC — 2016 to Present

Managing Director, Fair Oaks Capital L.P., an asset management and advisory firm — 2014 to 2016

Co-Founder/Principal/Portfolio Manager, Restoration Capital Management LLC, an investment management firm — 2001 to 2012

Co-Portfolio Manager, Tribeca Investments, LLC, a subsidiary of Citigroup/Travelers and registered broker/dealer — 1999 to 2000

Research Analyst, Whippoorwill Associates, Inc., an investment advisory firm — 1998 to 1999

Senior Consultant, Financial Advisory Services, Ernst & Young LLP, an accounting firm — 1996 to 1998

Other Professional Experience:

Board Member, The Weinstein Company — 2018 to Present

Board Member, ITN Networks, LLC — 2017 to 2018

General Unsecured Creditors Trustee, Ignite Restaurant Group — 2018 to Present

General Unsecured Creditors Trust/Litigation Trustee, SunEdison — 2017 to Present

Chapter 11 Plan Administrator, Sherwin Alumina Group — 2017 to Present

Liquidating Trustee, Doral Financial Corporation — 2018 to Present

Skills, Experience and Qualifications:

Ms. Smith has over 25 years of experience in the financial services industry, including in internal audit, distressed advisory experience, restructuring advisory, valuation and corporate finance. She co-founded Restoration Capital Management LLC, a hedge fund with a focus on distressed assets, and participated in all aspects of the business, including investing, marketing, employee management and client relations. She also has experience serving as an independent director on the boards of private companies and creditor committees of distressed companies. Her in-depth financial expertise and broad experience in the financial industry would allow her to bring valuable insights and perspective to the Board.

Name, Age	Principal Occupation, Business Experience and Directorships
and Business Address	Skills, Experience and Qualifications
Robert B. Webster, 55	Principal Occupation:
Twin Haven Capital Partners, LLC, 11111 Santa Monica Blvd., Suite 525, Los Angeles, CA 90025

Co-Founder, Senior Managing Director and Portfolio Manager, Twin Haven Capital Partners, LLC, an investment management firm

Business Experience:

Co-Founder, Senior Managing Director and Portfolio Manager, Twin Haven Capital Partners, LLC — 2009 to Present

Managing Director and Senior Portfolio Manager, Pequot Capital Management, an investment management firm — 2001 to 2009

Managing Director, Pacific Capital Group, a family investment office — 2000 to 2001

Chief Restructuring Officer and Chief Executive Officer, Livent, Inc., a theater production company — 1998 to 1999

Partner, KPMG, an accounting firm — 1997 to 1998

Senior Manager, KPMG — 1994 to 1997

Other Professional Experience:

Board Chairman, Impresa Holdings Acquisition Corporation — 2014 to present

Board Chairman, Uno Restaurant Holdings Corporation — 2012 to 2017

Board Member, Jack Engle & Co. — 2016 to 2017

Board Chairman, Ovations Brands, Inc. — 2010 to 2015

Board Member, The Oneida Group Inc. — March to September 2018

Board Member, General Maritime Corporation — 2013 to 2015

Directorships of Public Companies:
Hawaiian Telcom Holdco, Inc. (NASDAQ: HCOM) — 2016 to 2018; member of executive committee

Skills, Experience and Qualifications:

Mr. Webster has over 32 years of diverse business experience across an array of industries with emphasis in capital markets, mergers & acquisitions, finance/accounting, investment management and corporate governance and has served on the boards of 14 private and public companies (and as board chair for three of those), where he has led boards in strategic transactions, and in tackling challenging situations, such as risk management and dispute resolution. These skills and expertise would allow him to make a substantial contribution to the Board.

Additional Information About the Nominees

If elected, each Canyon Nominee would receive such directors’ fees as may be payable by the Company in accordance with its practice at the time and would be indemnified for service as a director of the Company and covered by the Company’s director and officer liability insurance to the same extent indemnification and insurance is provided to the current directors of the Company. We do not intend to compensate the Canyon Nominees in connection with their nomination. Except for nominee agreements between each Canyon Nominee and us granting each Canyon Nominee customary expense reimbursement and indemnification in connection their nomination, there are no arrangements or understandings with any person pursuant to which any Canyon Nominee has been selected as a nominee.

Each Canyon Nominee named herein is independent of and unaffiliated with us and independent under the Board’s independence guidelines, the Nasdaq listing standards, and the independence standards applicable to the Company under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934 (the “Exchange Act”).

Other than as disclosed herein, (i) no Canyon Nominee or any associate of a Canyon Nominee is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material proceeding, (ii) there is no family relationship (by blood, marriage or adoption (not more remote than first cousin)) between any Canyon Nominee and any director or executive officer of the Company and (iii) there is no event that occurred during the past ten years with respect to any of the Canyon Nominees that is required to be described under Item 401(f) of Regulation S-K. Additional information regarding the Canyon Nominees can be found in the section of this Proxy Statement titled “Certain Information Regarding the Participants.”

Other Matters to Be Considered at the Annual Meeting

We currently expect that at the Annual Meeting the stockholders will be asked to ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for fiscal 2019 (the “Ratification of the Appointment of KPMG”). Based on information contained in the Company’s 2018 annual meeting proxy statement filed on April 13, 2018 (the “Company’s 2018 Proxy Statement”), the Board submits the proposal to stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee may select a different audit firm at any time during the year if it determines that this would be in the best interests of the Company and its stockholders. The affirmative vote of the holders of a majority of the Common Stock present in person or represented by proxy and entitled to vote is required to approve the ratification. Abstentions will not be counted as votes cast on this proposal. If the appointment is not ratified, the Audit Committee will consider whether it is appropriate to continue the firm’s engagement. We recommend that you vote “FOR” this proposal by checking the appropriate box and signing, dating and returning the enclosed GOLD proxy card.

Based on information contained in the Company’s 2018 Proxy Statement, it is expected that at the Annual Meeting the stockholders will be asked to vote, on an advisory basis, whether to approve the compensation of the Company’s named executive officers (the “Advisory Vote on Executive Compensation”). The affirmative vote of the holders of a majority of the Common Stock present in person or represented by proxy and entitled to vote is required to approve this proposal. As set forth above in the section titled “Background of and Reasons for Our Solicitation” we believe the Company has performed poorly and we don’t believe its incentive plan is designed in a way that appropriately aligns the interests of management and the shareholders. We recommend voting “AGAINST” the advisory vote to approve the compensation of the Company’s named executive officers.

In addition to our proposal regarding the election of the Canyon Nominees, the accompanying GOLD proxy card includes a proposal regarding the Ratification of the Appointment of KPMG and a proposal regarding the Advisory Vote on Executive Compensation; however, the proxy card can only be voted on the Ratification of the Appointment of KPMG and the Advisory Vote on Executive Compensation if the proposals are actually presented at the Annual Meeting. You may vote for or against, or you may abstain from voting on, these proposals, and the accompanying GOLD proxy card will be voted on these proposals in accordance with your instructions thereon if these proposals are presented at the Annual Meeting. If you do not indicate any voting instruction, you will be deemed to have given a direction to vote the shares represented by the GOLD proxy card with “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm and “AGAINST” the possible approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Except as set forth in this Proxy Statement, we are not aware of any other matter to be considered at the Annual Meeting. However, if we learn of any other proposals made at a reasonable time before the Annual Meeting, we will either supplement this Proxy Statement and provide stockholders with an opportunity to vote by proxy directly on such matters or will exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the GOLD proxy card solicited by the Canyon Entities will vote such proxies in their discretion.

The Participants in this solicitation intend to vote their shares “FOR” the election of the Canyon Nominees, “FOR” the Ratification of the Appointment of KPMG, and “AGAINST” the Advisory Vote on Executive Compensation.

VOTING PROCEDURES

Record Date; Vote Per Share

The Company has one class of voting shares outstanding and, as of January 31, 2019, there were 244,507,321 shares of Common Stock outstanding as reported in the Annual Report filed on Form 10-K filed by the Company with the SEC on February 26, 2019 (the “Company 10-K”). The Company has set the close of business on [month] [date], 2019 as the record date for determining the stockholders entitled to vote at the Annual Meeting (the “Record Date”). On each matter to be voted on at the Annual Meeting, you will have one vote for each share of Common Stock you hold at the Record Date.

Voting Methods

If your shares are held in your name, you may vote by proxy as follows:

•                  Vote by Telephone — Please call toll-free from the U.S. or Canada the phone number listed on your proxy card and follow the simple instructions provided. You will be required to provide the unique control number printed on your proxy card.

•                  Vote by Internet — Please access the website linked on your proxy card and follow the simple instructions provided. You will be required to provide the unique control number printed on your proxy card.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card.

•                  Vote by Mail — If you do not have access to a touch-tone telephone or to the Internet or wish to vote by mail, please sign, date and return the proxy card in the envelope provided, or mail to: [Insert address of the proxy solicitor]

The telephone and Internet voting procedures use a control number that appears on your GOLD proxy card to authenticate you as a stockholder of record and to allow you to confirm that your voting instructions have been correctly recorded. If you vote by telephone or Internet, you do not need to return the GOLD proxy card.

If you hold shares through someone else, such as a broker, bank or other custodian, you will receive voting material from that firm. You can complete the voting form and return it as requested by the firm. If the firm offers Internet or telephone voting, the voting form will contain instructions on how to access and utilize those voting methods. If you hold your shares in a stock brokerage account or by a bank or other custodian, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other custodian and present it at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you promptly to submit a GOLD proxy card. Returning the enclosed proxy card will not affect your right to attend and vote at the Annual Meeting.

Quorum; Voting Standards

A quorum of shareholders is necessary to transact business at the Annual Meeting. A quorum will exist when the holders of a majority of the shares of Common Stock entitled to vote are present in person or represented by proxy, including proxies on which abstentions (withholding authority to vote) are indicated. Abstentions and broker non-votes (as discussed below) will be counted in determining whether a quorum exists.

•                  Election of Directors — Because the number of nominees exceeds the number of directors to be elected, the majority voting requirements of the Bylaws will not apply to this election. Accordingly, assuming a quorum is present at the Annual Meeting, the ten nominees receiving the most votes will be elected as directors at the Annual Meeting. Abstentions and broker non-votes, if any, will not be counted as votes cast “FOR” or “AGAINST” any director nominee’s election and thus will have no effect on the results of the vote.

•                  Ratification of the Appointment of KPMG — Based on information in the Company’s 2018 Proxy Statement and assuming a quorum is present, ratification of the appointment of KPMG LLP requires the affirmative vote of the holders of a majority of the Common Stock present in person or represented by proxy and entitled to vote. Based on that same information, abstentions will be counted as votes cast “AGAINST” the proposal and broker non-votes will not be counted as votes cast “FOR” or “AGAINST” the proposal.

•                  Advisory Vote on Executive Compensation — Based on information in the Company’s 2018 Proxy Statement and assuming a quorum is present, the advisory (non-binding) vote on executive compensation requires the affirmative vote of the holders of a majority of the Common Stock present in person or represented by proxy and entitled to vote. Based on that same information, abstentions will be counted as votes cast “AGAINST” the proposal and broker non-votes will not be counted as votes cast “FOR” or “AGAINST” the proposal.

Broker Non-Votes

If you hold your shares through a bank, broker or other custodian (that is, in “street name”) and do not provide voting instructions to your bank, broker or other custodian, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. In this case, a “broker non-vote” occurs. Shares constituting broker non-votes are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved a matter, but they are counted as present for the purpose of determining a quorum at the Annual Meeting.

If your shares are held in street name, your broker or other nominee will have enclosed a voting instruction card with this Proxy Statement. We strongly encourage you promptly to vote your shares by following the instructions provided on the voting instruction card.

Revocation of Proxies

Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by (i) timely submitting a duly executed proxy bearing a later date or submitting a later proxy using the telephone or Internet voting procedures described above, (ii) delivering a written notice of revocation to the Company’s Corporate Secretary at the Office of the Corporate Secretary, 123 Justison Street, Wilmington, Delaware 19801, or (iii) attending and voting at the Annual Meeting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation. If you hold your shares in a brokerage account or by a bank or other custodian, unless you have obtained a “legal proxy” from your bank, broker or other custodian, you will need to follow the instructions provided by your bank, broker or other custodian to revoke your voting form or submit a new voting form.

Please note that voting to “Withhold” with respect to the Company’s nominees on the Company’s proxy card is NOT the same as voting “FOR” the Canyon Nominees because a vote to “Withhold” with respect to any of the Company nominees on the Company’s proxy card will revoke any proxy you previously submitted. If you have already sent a proxy card to the Company, or voted for its nominees through telephone or Internet voting procedures, you may revoke that vote and provide your support to the Canyon Nominees by signing, dating and returning the enclosed GOLD proxy card or by following the instructions to vote by telephone or Internet described above.

We strongly urge you not to sign any proxy card sent to you by the Company. If you have already voted any proxy card that the Company may have sent you, you can change your vote by signing, dating and returning the GOLD Proxy Card to [Insert name of proxy solicitor] at its address set forth below or by making use of the Internet and telephone voting facilities described above. If you hold your shares through a bank, broker or other nominee, you will need to contact your bank, broker or nominee and follow their instructions if you want to revoke a proxy or change your vote. Only your latest signed and dated proxy will count at the Annual Meeting.

SOLICITATION OF PROXIES; EXPENSES

The Participants may solicit proxies by mail, email, advertisements, the internet, telephone and personal solicitation. We will not pay additional compensation to the Participants for soliciting proxies. We will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward our proxy materials to beneficial owners of the shares of Common Stock they hold, and we will reimburse them for their reasonable out-of-pocket expenses for doing so.

[•], our proxy solicitation firm, has been retained to assist in this solicitation and will receive an estimated fee of up to $[•], plus reimbursement of reasonable out-of-pocket expenses. [•] will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. The firm will utilize approximately [•] persons in its solicitation efforts.

We have indemnified the Canyon Nominees against liabilities and expenses arising in connection with this solicitation, but we have no other understandings with the Canyon Nominees.

We will bear the entire expense of preparing and mailing this Proxy Statement and conducting our solicitation. We currently estimate that our expenses in connection with the solicitation will amount to [•], of which [•] has been spent to date. If one or more of the Canyon Nominees is elected, we currently intend, to the extent legally permissible, to seek reimbursement of these expenses from the Company, and if we do seek reimbursement we do not currently intend to submit the question of reimbursement to a vote of the stockholders of the Company.

CERTAIN INFORMATION REGARDING THE COMPANY

Based on documents publicly filed by the Company, the Company is a Delaware corporation with its principal executive offices at 123 Justison Street, Wilmington, Delaware 19801.

The Company is subject to the informational filing requirements of the Exchange Act and in accordance therewith it files periodic reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by calling (202) 551-8090. The Company’s filings with the SEC are also available to the public without charge on the SEC’s website (http://www.sec.gov).

The Canyon Entities have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Company’s proxy statement for the Annual Meeting filed with the SEC on [month] [date], 2019 (the “Company’s 2019 Proxy Statement”), in reliance on Rule 14a-5(c) of the Exchange Act. Please refer to the Company’s 2019 Proxy Statement for such information. Except as otherwise noted herein, the information concerning the Company and the Annual Meeting contained in this Proxy Statement has been taken from or based upon publicly available documents and records on file with the SEC and other public sources. Although we do not have any knowledge that would indicate that any statement contained herein based upon such documents and records is untrue, we have not independently verified the accuracy or completeness of such information and do not take any responsibility for the accuracy or completeness of the information contained in such documents and records, or for any failure by the Company to disclose events that may affect the significance or accuracy of such information.

CERTAIN ADDITIONAL INFORMATION

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the document to you if you write or call our proxy solicitor, [•]. Stockholders may call toll-free at [•]. Banks and brokers may call at [•]. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

This Proxy Statement is dated [•], 2019. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

You are advised to read this Proxy Statement and other relevant documents when they become available because they will contain important information. You may obtain a free copy of this Proxy Statement and other relevant documents that we file with the SEC at the SEC’s website at www.sec.gov or [•] or by calling [•] at the address and phone number indicated above. Please refer to the Company’s 2019 Proxy Statement and annual reports filed with the SEC for certain additional information and disclosure required to be made by the Company in connection with the Annual Meeting and in accordance with applicable law.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS

The Participants listed on the first page of this Proxy Statement may be deemed to be participants in this solicitation.

The business address of the Participants, other than the Canyon Nominees, is 2000 Avenue of the Stars, 11th Floor, Los Angeles, California 90067. The principal business of each of the Canyon Entities is investment and/or investment management. Messrs. Julis and Friedman are the Managing Partners, Co-Chairmen, Co-Chief Executive Officers and Co-Chief Investment Officers of Canyon Partners, LLC. Mr. Heller is Partner and Senior Portfolio Manager of Canyon Partners, LLC. Mr. Kamensky is Managing Director of Canyon Partners, LLC. The business address and principal occupation of each Canyon Nominees are set forth in the section of this Proxy Statement titled “Biographical Information Regarding the Canyon Nominees.”

None of the Canyon Nominees owns any shares of Common Stock, beneficially or of record. As of April 3, 2019, the amount of Common Stock owned by each of the other Participants, beneficially or of record, is set forth in the table below:

	Beneficial Ownership of Company Common Stock(1)		Ownership of Record of Company Common Stock	Percent of Class(2)
Canyon Value Realization Fund, L.P.	4,722,337		100	1.9%
The Canyon Value Realization Master Fund (Cayman), L.P.	10,041,929		0	4.1%
Canyon Value Realization Fund MAC 18, Ltd.	196,977		0	0.1%
Canyon Balanced Master Fund, Ltd.	6,205,087		0	2.5%
Canyon-GRF Master Fund II, L.P.	665,981		0	0.3%
Canyon Distressed Opportunity Master Fund II, L.P.	2,733,741		0	1.1%
EP Canyon Ltd.	441,612		0	0.2%
Canyon NZ-DOF Investing, L.P.	469,816		0	0.2%
Canyon-EDOF (Master) L.P.	172,000		0	0.1%
Canyon Capital Advisors LLC	25,649,480	(3)	0	10.5%
Mitchell R. Julis	25,649,480	(3)	0	10.5%
Joshua S. Friedman	25,649,480	(3)	0	10.5%
Jonathan Heller	11,000	(4)	0	0%
Sergey Kamensky	0		3,000	0%

(1)                   Unless otherwise indicated, the Participants hold shares of Common Stock only.

(2)                   Based on 244,507,321 shares of Common Stock outstanding as of January 31, 2019, as reported in the Company 10-K.

(3)                   Canyon Capital Advisors, LLC, in its capacity as investment advisor to the funds listed as Participants (the “Canyon Funds”), has the power to vote, and the power to dispose of, the 25,649,480 shares of Common Stock held by the Canyon Funds, and may be deemed to have beneficial ownership of such shares for purposes of Rule 13d-3 under the Exchange Act (“Rule 13d-3”). Messrs. Julis and Friedman may be deemed to have beneficial ownership of the 25,649,480 shares of Common Stock held by the Canyon Funds by virtue of their shared control of Canyon Capital Advisors LLC for purposes of Rule 13d-3.

(4)                   Mr. Heller beneficially owns 6,000 shares of Common Stock. Mr. Heller may be deemed to beneficially own an additional 5,000 shares by virtue of his position as Investment Trustee of JLH Childrens Trust dated 3/31/14. The address of the trust is c/o Jonathan Heller, Canyon Partners, LLC, 2000 Avenue of the Stars, 11th FL, Los Angeles, CA 90067.

Transactions in the Securities of the Company

Except as set forth on Annex A, none of the Participants have purchased or sold securities of the Company in the past two years.

The Canyon Funds derived funds for the purchase of the securities of the Company from their working capital and margin borrowings as described in the following sentences. The Canyon Funds hold securities of the Company in commingled margin accounts, and they may obtain margin credit through those accounts from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin accounts are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the securities of the Company.

Additional Information Regarding the Participants

Except as set forth in this Proxy Statement, (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contracts, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any subsidiary of the Company; (ix) no participant in this solicitation or any of his, her or its associates or immediate family members was a party to, or had a direct or indirect material interest in, any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; and (xii) no participant in this solicitation has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

For the purposes of the foregoing, (i) the term “associates” has the meaning set forth for that term in Rule 14a-1 under the Exchange Act and (ii) the terms “immediate family member” and “family relationship” have the meanings set forth for those terms in Items 404(a) and 401(d) of Regulation S-K under the Exchange Act.

FORWARD-LOOKING STATEMENTS

All statements contained in this Proxy Statement that are not clearly historical in nature or that necessarily depend on future events are “forward-looking statements,” which are not guarantees of future performance or results, and the words “anticipate,” “believe,” “expect,” “potential,” “could,” “opportunity,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained in this Proxy Statement that are not historical facts are based on current expectations, speak only as of the date of this communication and involve risks that may cause the actual results to be materially different. In light of the significant uncertainties inherent in the forward-looking statements, the inclusion of such information should not be regarded as a representation as to future results. The Participants disclaim any obligation to update the information herein and reserve the right to change any of their opinions expressed herein at any time as they deem appropriate. The Participants have not sought or obtained consent from any third party to use any statements or information indicated herein as having been obtained or derived from statements made or published by third parties.

YOUR SUPPORT IS IMPORTANT

No matter how many or how few shares you own, we are seeking your support.

If you hold your shares in your own name, please complete, sign, date and mail the enclosed GOLD proxy card as soon as possible in the postage-paid envelope provided. You may also vote over the telephone or by internet, by following the instructions printed on the enclosed GOLD proxy card.

If you hold your shares through a bank, broker or other nominee, only that nominee can vote your shares, and only after receiving your specific voting instructions. Please contact your bank, broker or nominee and instruct them to vote the GOLD proxy card “FOR” each of the Canyon Nominees.

WHOM YOU CAN CALL IF YOU HAVE QUESTIONS

If you have any questions or require any assistance, please contact [•], Canyon’s proxy solicitors, at the following address and toll free telephone number:

[Insert contact info of proxy solicitor]

Dated: [month] [date], 2019

ANNEX A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION:

PURCHASES AND SALES IN THE COMPANY COMMON STOCK DURING THE PAST TWO YEARS

Common Stock Name	Trade Date	Action	No. of Shares / Quantity	Security
Canyon Value Realization Fund, L.P.	October 17, 2017	Buy	158,116	Common Stock
Canyon Value Realization Fund, L.P.	October 18, 2017	Buy	68,752	Common Stock
Canyon Value Realization Fund, L.P.	October 18, 2017	Buy	31,666	Common Stock
Canyon Value Realization Fund, L.P.	October 25, 2017	Buy	63,268	Common Stock
Canyon Value Realization Fund, L.P.	October 26, 2017	Buy	29,794	Common Stock
Canyon Value Realization Fund, L.P.	October 26, 2017	Buy	64,863	Common Stock
Canyon Value Realization Fund, L.P.	October 27, 2017	Buy	152,071	Common Stock
Canyon Value Realization Fund, L.P.	October 30, 2017	Buy	64,754	Common Stock
Canyon Value Realization Fund, L.P.	October 30, 2017	Buy	63,287	Common Stock
Canyon Value Realization Fund, L.P.	October 31, 2017	Buy	18,840	Common Stock
Canyon Value Realization Fund, L.P.	November 1, 2017	Buy	80,500	Common Stock
Canyon Value Realization Fund, L.P.	November 1, 2017	Buy	31,453	Common Stock
Canyon Value Realization Fund, L.P.	November 2, 2017	Buy	120,750	Common Stock
Canyon Value Realization Fund, L.P.	November 3, 2017	Buy	151,175	Common Stock
Canyon Value Realization Fund, L.P.	November 3, 2017	Buy	50,410	Common Stock
Canyon Value Realization Fund, L.P.	November 6, 2017	Buy	90,382	Common Stock
Canyon Value Realization Fund, L.P.	November 7, 2017	Buy	67,824	Common Stock
Canyon Value Realization Fund, L.P.	November 8, 2017	Buy	105,878	Common Stock
Canyon Value Realization Fund, L.P.	November 9, 2017	Buy	56,145	Common Stock
Canyon Value Realization Fund, L.P.	November 10, 2017	Buy	14,261	Common Stock
Canyon Value Realization Fund, L.P.	November 10, 2017	Buy	67,380	Common Stock
Canyon Value Realization Fund, L.P.	November 13, 2017	Buy	33,690	Common Stock
Canyon Value Realization Fund, L.P.	December 13, 2017	Buy	372,725	Common Stock
Canyon Value Realization Fund, L.P.	December 14, 2017	Buy	177,060	Common Stock
Canyon Value Realization Fund, L.P.	December 28, 2017	Buy	18,028	Common Stock
Canyon Value Realization Fund, L.P.	January 9, 2018	Buy	12,992	Common Stock
Canyon Value Realization Fund, L.P.	January 11, 2018	Buy	20,288	Common Stock
Canyon Value Realization Fund, L.P.	January 16, 2018	Buy	10,587	Common Stock
Canyon Value Realization Fund, L.P.	January 17, 2018	Buy	30,460	Common Stock
Canyon Value Realization Fund, L.P.	January 18, 2018	Buy	57,376	Common Stock
Canyon Value Realization Fund, L.P.	January 19, 2018	Buy	106,821	Common Stock
Canyon Value Realization Fund, L.P.	January 22, 2018	Buy	68,465	Common Stock
Canyon Value Realization Fund, L.P.	January 23, 2018	Buy	188,005	Common Stock
Canyon Value Realization Fund, L.P.	February 5, 2018	Buy	123,574	Common Stock
Canyon Value Realization Fund, L.P.	February 6, 2018	Buy	120,682	Common Stock
Canyon Value Realization Fund, L.P.	February 9, 2018	Buy	64,827	Common Stock
Canyon Value Realization Fund, L.P.	February 12, 2018	Buy	32,871	Common Stock
Canyon Value Realization Fund, L.P.	February 22, 2018	Buy	155,139	Common Stock
Canyon Value Realization Fund, L.P.	February 27, 2018	Buy	270,190	Common Stock
Canyon Value Realization Fund, L.P.	February 28, 2018	Buy	50,000	Common Stock
Canyon Value Realization Fund, L.P.	March 1, 2018	Buy	31,250	Common Stock
Canyon Value Realization Fund, L.P.	March 2, 2018	Buy	11,113	Common Stock
Canyon Value Realization Fund, L.P.	March 5, 2018	Buy	226	Common Stock
Canyon Value Realization Fund, L.P.	March 5, 2018	Buy	16,250	Common Stock
Canyon Value Realization Fund, L.P.	March 6, 2018	Buy	15,625	Common Stock
Canyon Value Realization Fund, L.P.	March 7, 2018	Buy	24,375	Common Stock
Canyon Value Realization Fund, L.P.	March 8, 2018	Buy	6,542	Common Stock
Canyon Value Realization Fund, L.P.	March 9, 2018	Buy	20,588	Common Stock
Canyon Value Realization Fund, L.P.	March 12, 2018	Buy	13,150	Common Stock
Canyon Value Realization Fund, L.P.	March 13, 2018	Buy	18,208	Common Stock
Canyon Value Realization Fund, L.P.	March 14, 2018	Buy	25,770	Common Stock
Canyon Value Realization Fund, L.P.	March 15, 2018	Buy	6,709	Common Stock

Canyon Value Realization Fund, L.P.	March 19, 2018	Buy	9,256	Common Stock
Canyon Value Realization Fund, L.P.	March 20, 2018	Buy	17,362	Common Stock
Canyon Value Realization Fund, L.P.	March 22, 2018	Buy	12,881	Common Stock
Canyon Value Realization Fund, L.P.	March 23, 2018	Buy	36,224	Common Stock
Canyon Value Realization Fund, L.P.	March 26, 2018	Buy	45,892	Common Stock
Canyon Value Realization Fund, L.P.	March 27, 2018	Buy	56,513	Common Stock
Canyon Value Realization Fund, L.P.	March 28, 2018	Buy	9,532	Common Stock
Canyon Value Realization Fund, L.P.	March 28, 2018	Buy	41,784	Common Stock
Canyon Value Realization Fund, L.P.	April 2, 2018	Buy	31,444	Common Stock
Canyon Value Realization Fund, L.P.	April 2, 2018	Buy	31,540	Common Stock
Canyon Value Realization Fund, L.P.	April 16, 2018	Buy	26,447	Common Stock
Canyon Value Realization Fund, L.P.	April 16, 2018	Buy	2,865	Common Stock
Canyon Value Realization Fund, L.P.	April 17, 2018	Buy	26,185	Common Stock
Canyon Value Realization Fund, L.P.	April 18, 2018	Buy	53,171	Common Stock
Canyon Value Realization Fund, L.P.	April 19, 2018	Buy	33,044	Common Stock
Canyon Value Realization Fund, L.P.	April 20, 2018	Buy	39,740	Common Stock
Canyon Value Realization Fund, L.P.	April 23, 2018	Buy	24,085	Common Stock
Canyon Value Realization Fund, L.P.	April 24, 2018	Buy	51,157	Common Stock
Canyon Value Realization Fund, L.P.	April 26, 2018	Buy	20,613	Common Stock
Canyon Value Realization Fund, L.P.	May 2, 2018	Buy	411,826	Common Stock
Canyon Value Realization Fund, L.P.	May 3, 2018	Buy	10,293	Common Stock
Canyon Value Realization Fund, L.P.	May 4, 2018	Buy	75,328	Common Stock

Common Stock Name	Trade Date	Buy / Sell	No. of Shares / Quantity	Security
Canyon Balanced Master Fund, Ltd.	October 31, 2017	Buy	406,968	Common Stock
Canyon Balanced Master Fund, Ltd.	November 1, 2017	Buy	196,750	Common Stock
Canyon Balanced Master Fund, Ltd.	November 1, 2017	Buy	76,875	Common Stock
Canyon Balanced Master Fund, Ltd.	November 2, 2017	Buy	295,125	Common Stock
Canyon Balanced Master Fund, Ltd.	November 3, 2017	Buy	19,049	Common Stock
Canyon Balanced Master Fund, Ltd.	November 3, 2017	Buy	6,350	Common Stock
Canyon Balanced Master Fund, Ltd.	November 6, 2017	Buy	83,846	Common Stock
Canyon Balanced Master Fund, Ltd.	November 7, 2017	Buy	62,553	Common Stock
Canyon Balanced Master Fund, Ltd.	November 8, 2017	Buy	91,568	Common Stock
Canyon Balanced Master Fund, Ltd.	November 9, 2017	Buy	52,615	Common Stock
Canyon Balanced Master Fund, Ltd.	November 10, 2017	Buy	13,366	Common Stock
Canyon Balanced Master Fund, Ltd.	November 10, 2017	Buy	63,150	Common Stock
Canyon Balanced Master Fund, Ltd.	November 13, 2017	Buy	31,575	Common Stock
Canyon Balanced Master Fund, Ltd.	December 13, 2017	Buy	400,579	Common Stock
Canyon Balanced Master Fund, Ltd.	December 14, 2017	Buy	190,292	Common Stock
Canyon Balanced Master Fund, Ltd.	December 28, 2017	Buy	19,980	Common Stock
Canyon Balanced Master Fund, Ltd.	January 9, 2018	Buy	13,687	Common Stock
Canyon Balanced Master Fund, Ltd.	January 11, 2018	Buy	19,851	Common Stock
Canyon Balanced Master Fund, Ltd.	January 16, 2018	Buy	10,224	Common Stock
Canyon Balanced Master Fund, Ltd.	January 17, 2018	Buy	32,449	Common Stock
Canyon Balanced Master Fund, Ltd.	January 18, 2018	Buy	62,834	Common Stock
Canyon Balanced Master Fund, Ltd.	January 19, 2018	Buy	116,945	Common Stock
Canyon Balanced Master Fund, Ltd.	January 22, 2018	Buy	72,952	Common Stock
Canyon Balanced Master Fund, Ltd.	January 23, 2018	Buy	199,842	Common Stock
Canyon Balanced Master Fund, Ltd.	February 5, 2018	Buy	54,377	Common Stock
Canyon Balanced Master Fund, Ltd.	February 6, 2018	Buy	57,638	Common Stock
Canyon Balanced Master Fund, Ltd.	February 9, 2018	Buy	31,832	Common Stock
Canyon Balanced Master Fund, Ltd.	February 12, 2018	Buy	15,529	Common Stock
Canyon Balanced Master Fund, Ltd.	February 22, 2018	Buy	72,855	Common Stock
Canyon Balanced Master Fund, Ltd.	February 27, 2018	Buy	118,441	Common Stock
Canyon Balanced Master Fund, Ltd.	February 28, 2018	Buy	101,600	Common Stock
Canyon Balanced Master Fund, Ltd.	March 1, 2018	Buy	63,500	Common Stock

Common Stock Name	Trade Date	Buy / Sell	No. of Shares / Quantity	Security
Canyon Balanced Master Fund, Ltd.	March 2, 2018	Buy	22,227	Common Stock
Canyon Balanced Master Fund, Ltd.	March 5, 2018	Buy	452	Common Stock
Canyon Balanced Master Fund, Ltd.	March 5, 2018	Buy	32,500	Common Stock
Canyon Balanced Master Fund, Ltd.	March 6, 2018	Buy	21,250	Common Stock
Canyon Balanced Master Fund, Ltd.	March 7, 2018	Buy	55,675	Common Stock
Canyon Balanced Master Fund, Ltd.	March 8, 2018	Buy	13,005	Common Stock
Canyon Balanced Master Fund, Ltd.	March 9, 2018	Buy	45,917	Common Stock
Canyon Balanced Master Fund, Ltd.	March 12, 2018	Buy	25,530	Common Stock
Canyon Balanced Master Fund, Ltd.	March 13, 2018	Buy	34,583	Common Stock
Canyon Balanced Master Fund, Ltd.	March 14, 2018	Buy	45,004	Common Stock
Canyon Balanced Master Fund, Ltd.	March 15, 2018	Buy	11,044	Common Stock
Canyon Balanced Master Fund, Ltd.	March 19, 2018	Buy	17,956	Common Stock
Canyon Balanced Master Fund, Ltd.	March 20, 2018	Buy	33,369	Common Stock
Canyon Balanced Master Fund, Ltd.	March 22, 2018	Buy	119,492	Common Stock
Canyon Balanced Master Fund, Ltd.	March 23, 2018	Buy	193,378	Common Stock
Canyon Balanced Master Fund, Ltd.	March 26, 2018	Buy	99,472	Common Stock
Canyon Balanced Master Fund, Ltd.	March 27, 2018	Buy	110,783	Common Stock
Canyon Balanced Master Fund, Ltd.	March 28, 2018	Buy	11,773	Common Stock
Canyon Balanced Master Fund, Ltd.	March 28, 2018	Buy	37,017	Common Stock
Canyon Balanced Master Fund, Ltd.	April 2, 2018	Buy	34,859	Common Stock
Canyon Balanced Master Fund, Ltd.	April 2, 2018	Buy	35,054	Common Stock
Canyon Balanced Master Fund, Ltd.	April 16, 2018	Buy	151,686	Common Stock
Canyon Balanced Master Fund, Ltd.	April 16, 2018	Buy	16,429	Common Stock
Canyon Balanced Master Fund, Ltd.	April 17, 2018	Buy	143,161	Common Stock
Canyon Balanced Master Fund, Ltd.	April 18, 2018	Buy	277,439	Common Stock
Canyon Balanced Master Fund, Ltd.	April 19, 2018	Buy	167,020	Common Stock
Canyon Balanced Master Fund, Ltd.	April 20, 2018	Buy	207,052	Common Stock
Canyon Balanced Master Fund, Ltd.	April 23, 2018	Buy	145,803	Common Stock
Canyon Balanced Master Fund, Ltd.	April 24, 2018	Buy	309,686	Common Stock
Canyon Balanced Master Fund, Ltd.	April 26, 2018	Buy	30,188	Common Stock
Canyon Balanced Master Fund, Ltd.	May 2, 2018	Buy	595,775	Common Stock
Canyon Balanced Master Fund, Ltd.	May 3, 2018	Buy	14,966	Common Stock
Canyon Balanced Master Fund, Ltd.	May 4, 2018	Buy	90,345	Common Stock

Common Stock Name	Trade Date	Buy / Sell	No. of Shares / Quantity	Security
Canyon Distressed Opportunity Master Fund II, L.P.	December 15, 2017	Buy	166,741	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	December 18, 2017	Buy	21,504	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	December 19, 2017	Buy	426,667	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	December 20, 2017	Buy	170,666	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	December 21, 2017	Buy	170,667	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	December 28, 2017	Buy	6,067	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	December 28, 2017	Buy	14,675	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	January 9, 2018	Buy	14,102	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	January 11, 2018	Buy	21,363	Common Stock

Common Stock Name	Trade Date	Buy / Sell	No. of Shares / Quantity	Security
Canyon Distressed Opportunity Master Fund II, L.P.	January 16, 2018	Buy	10,947	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	January 17, 2018	Buy	31,555	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	January 18, 2018	Buy	60,623	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	January 19, 2018	Buy	112,777	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	January 22, 2018	Buy	73,100	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	January 23, 2018	Buy	200,507	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	February 28, 2018	Buy	119,480	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	March 1, 2018	Buy	74,675	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	March 2, 2018	Buy	26,557	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	March 5, 2018	Buy	541	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	March 5, 2018	Buy	38,831	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	March 6, 2018	Buy	37,338	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	March 7, 2018	Buy	74,374	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	March 8, 2018	Buy	19,755	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	March 9, 2018	Buy	70,579	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	March 12, 2018	Buy	35,672	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	March 13, 2018	Buy	47,569	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	March 14, 2018	Buy	59,940	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	March 15, 2018	Buy	14,367	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	March 19, 2018	Buy	25,451	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	March 20, 2018	Buy	48,593	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	March 22, 2018	Buy	31,002	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	March 23, 2018	Buy	70,528	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	March 26, 2018	Buy	110,969	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	March 27, 2018	Buy	113,230	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	March 28, 2018	Buy	2,853	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	March 28, 2018	Buy	17,791	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	April 2, 2018	Buy	10,500	Common Stock

Common Stock Name	Trade Date	Buy / Sell	No. of Shares / Quantity	Security
Canyon Distressed Opportunity Master Fund II, L.P.	April 2, 2018	Buy	10,182	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	April 16, 2018	Buy	20,538	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	April 16, 2018	Buy	2,224	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	April 17, 2018	Buy	17,153	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	April 18, 2018	Buy	33,447	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	April 19, 2018	Buy	19,944	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	April 20, 2018	Buy	25,452	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	April 23, 2018	Buy	16,724	Common Stock
Canyon Distressed Opportunity Master Fund II, L.P.	April 24, 2018	Buy	35,521	Common Stock

Common Stock Name	Trade Date	Buy / Sell	No. of Shares / Quantity	Security
The Canyon Value Realization Master Fund, L.P.	October 17, 2017	Buy	325,146	Common Stock
The Canyon Value Realization Master Fund, L.P.	October 18, 2017	Buy	141,287	Common Stock
The Canyon Value Realization Master Fund, L.P.	October 18, 2017	Buy	65,075	Common Stock
The Canyon Value Realization Master Fund, L.P.	October 25, 2017	Buy	130,202	Common Stock
The Canyon Value Realization Master Fund, L.P.	October 26, 2017	Buy	61,326	Common Stock
The Canyon Value Realization Master Fund, L.P.	October 26, 2017	Buy	133,511	Common Stock
The Canyon Value Realization Master Fund, L.P.	October 27, 2017	Buy	312,962	Common Stock
The Canyon Value Realization Master Fund, L.P.	October 30, 2017	Buy	133,220	Common Stock
The Canyon Value Realization Master Fund, L.P.	October 30, 2017	Buy	130,201	Common Stock
The Canyon Value Realization Master Fund, L.P.	October 31, 2017	Buy	97,740	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 1, 2017	Buy	188,000	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 1, 2017	Buy	73,456	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 2, 2017	Buy	282,000	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 3, 2017	Buy	412,737	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 3, 2017	Buy	137,564	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 6, 2017	Buy	203,300	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 7, 2017	Buy	152,790	Common Stock

Common Stock Name	Trade Date	Buy / Sell	No. of Shares / Quantity	Security
The Canyon Value Realization Master Fund, L.P.	November 8, 2017	Buy	241,952	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 9, 2017	Buy	127,400	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 10, 2017	Buy	32,351	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 10, 2017	Buy	152,850	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 13, 2017	Buy	76,425	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 14, 2017	Buy	484,016	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 14, 2017	Buy	338,797	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 14, 2017	Buy	241,989	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 15, 2017	Buy	726,307	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 16, 2017	Buy	970,014	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 16, 2017	Buy	116,846	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 17, 2017	Buy	968,395	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 20, 2017	Buy	581,253	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 20, 2017	Buy	96,246	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 21, 2017	Buy	726,184	Common Stock
The Canyon Value Realization Master Fund, L.P.	November 22, 2017	Buy	338,024	Common Stock
The Canyon Value Realization Master Fund, L.P.	January 24, 2018	Sell	(715,306)	Common Stock
The Canyon Value Realization Master Fund, L.P.	January 24, 2018	Sell	(357,544)	Common Stock
The Canyon Value Realization Master Fund, L.P.	January 25, 2018	Sell	(265,509)	Common Stock
The Canyon Value Realization Master Fund, L.P.	January 25, 2018	Sell	(56,435)	Common Stock
The Canyon Value Realization Master Fund, L.P.	January 26, 2018	Sell	(95,374)	Common Stock
The Canyon Value Realization Master Fund, L.P.	January 26, 2018	Sell	(6,390)	Common Stock
The Canyon Value Realization Master Fund, L.P.	January 29, 2018	Sell	(101,552)	Common Stock
The Canyon Value Realization Master Fund, L.P.	January 30, 2018	Sell	(95,374)	Common Stock
The Canyon Value Realization Master Fund, L.P.	January 30, 2018	Sell	(27,689)	Common Stock
The Canyon Value Realization Master Fund, L.P.	February 1, 2018	Sell	(71,149)	Common Stock
The Canyon Value Realization Master Fund, L.P.	February 2, 2018	Sell	(15,709)	Common Stock
The Canyon Value Realization Master Fund, L.P.	February 28, 2018	Buy	94,720	Common Stock
The Canyon Value Realization Master Fund, L.P.	March 1, 2018	Buy	59,200	Common Stock

Common Stock Name	Trade Date	Buy / Sell	No. of Shares / Quantity	Security
The Canyon Value Realization Master Fund, L.P.	March 2, 2018	Buy	21,053	Common Stock
The Canyon Value Realization Master Fund, L.P.	March 5, 2018	Buy	429	Common Stock
The Canyon Value Realization Master Fund, L.P.	March 5, 2018	Buy	30,784	Common Stock
The Canyon Value Realization Master Fund, L.P.	March 6, 2018	Buy	29,600	Common Stock
The Canyon Value Realization Master Fund, L.P.	March 7, 2018	Buy	47,597	Common Stock
The Canyon Value Realization Master Fund, L.P.	March 8, 2018	Buy	12,490	Common Stock
The Canyon Value Realization Master Fund, L.P.	March 9, 2018	Buy	38,648	Common Stock
The Canyon Value Realization Master Fund, L.P.	March 12, 2018	Buy	23,500	Common Stock
The Canyon Value Realization Master Fund, L.P.	March 13, 2018	Buy	32,368	Common Stock
The Canyon Value Realization Master Fund, L.P.	March 14, 2018	Buy	47,190	Common Stock
The Canyon Value Realization Master Fund, L.P.	March 15, 2018	Buy	12,499	Common Stock
The Canyon Value Realization Master Fund, L.P.	March 19, 2018	Buy	17,831	Common Stock
The Canyon Value Realization Master Fund, L.P.	March 20, 2018	Buy	33,493	Common Stock
The Canyon Value Realization Master Fund, L.P.	March 22, 2018	Buy	25,351	Common Stock
The Canyon Value Realization Master Fund, L.P.	March 23, 2018	Buy	73,346	Common Stock
The Canyon Value Realization Master Fund, L.P.	March 26, 2018	Buy	104,455	Common Stock
The Canyon Value Realization Master Fund, L.P.	March 27, 2018	Buy	127,020	Common Stock
The Canyon Value Realization Master Fund, L.P.	March 28, 2018	Buy	22,596	Common Stock
The Canyon Value Realization Master Fund, L.P.	March 28, 2018	Buy	91,337	Common Stock
The Canyon Value Realization Master Fund, L.P.	April 2, 2018	Buy	62,675	Common Stock
The Canyon Value Realization Master Fund, L.P.	April 2, 2018	Buy	62,697	Common Stock
The Canyon Value Realization Master Fund, L.P.	April 16, 2018	Buy	46,296	Common Stock
The Canyon Value Realization Master Fund, L.P.	April 16, 2018	Buy	5,014	Common Stock
The Canyon Value Realization Master Fund, L.P.	April 17, 2018	Buy	44,390	Common Stock
The Canyon Value Realization Master Fund, L.P.	April 18, 2018	Buy	99,167	Common Stock
The Canyon Value Realization Master Fund, L.P.	April 19, 2018	Buy	61,882	Common Stock
The Canyon Value Realization Master Fund, L.P.	April 20, 2018	Buy	71,146	Common Stock
The Canyon Value Realization Master Fund, L.P.	April 23, 2018	Buy	45,000	Common Stock

Common Stock Name	Trade Date	Buy / Sell	No. of Shares / Quantity	Security
The Canyon Value Realization Master Fund, L.P.	April 24, 2018	Buy	95,580	Common Stock
The Canyon Value Realization Master Fund, L.P.	April 26, 2018	Buy	43,303	Common Stock
The Canyon Value Realization Master Fund, L.P.	May 2, 2018	Buy	878,230	Common Stock
The Canyon Value Realization Master Fund, L.P.	May 3, 2018	Buy	22,049	Common Stock
The Canyon Value Realization Master Fund, L.P.	May 4, 2018	Buy	167,458	Common Stock

Common Stock Name	Trade Date	Buy / Sell	No. of Shares / Quantity	Security
Canyon-EDOF (Master) L.P.	May 25, 2018	Buy	172,000	Common Stock

Common Stock Name	Trade Date	Buy / Sell	No. of Shares / Quantity	Security
Canyon-GRF Master Fund II, L.P.	October 31, 2017	Buy	60,000	Common Stock
Canyon-GRF Master Fund II, L.P.	November 1, 2017	Buy	26,750	Common Stock
Canyon-GRF Master Fund II, L.P.	November 1, 2017	Buy	10,452	Common Stock
Canyon-GRF Master Fund II, L.P.	November 2, 2017	Buy	40,125	Common Stock
Canyon-GRF Master Fund II, L.P.	November 3, 2017	Buy	9,565	Common Stock
Canyon-GRF Master Fund II, L.P.	November 3, 2017	Buy	3,189	Common Stock
Canyon-GRF Master Fund II, L.P.	November 6, 2017	Buy	12,270	Common Stock
Canyon-GRF Master Fund II, L.P.	November 7, 2017	Buy	9,161	Common Stock
Canyon-GRF Master Fund II, L.P.	November 8, 2017	Buy	13,708	Common Stock
Canyon-GRF Master Fund II, L.P.	November 9, 2017	Buy	7,926	Common Stock
Canyon-GRF Master Fund II, L.P.	November 10, 2017	Buy	2,013	Common Stock
Canyon-GRF Master Fund II, L.P.	November 10, 2017	Buy	9,510	Common Stock
Canyon-GRF Master Fund II, L.P.	November 13, 2017	Buy	4,755	Common Stock
Canyon-GRF Master Fund II, L.P.	December 13, 2017	Buy	56,804	Common Stock
Canyon-GRF Master Fund II, L.P.	December 14, 2017	Buy	26,984	Common Stock
Canyon-GRF Master Fund II, L.P.	December 28, 2017	Buy	2,685	Common Stock
Canyon-GRF Master Fund II, L.P.	January 9, 2018	Buy	1,958	Common Stock
Canyon-GRF Master Fund II, L.P.	January 11, 2018	Buy	3,026	Common Stock
Canyon-GRF Master Fund II, L.P.	January 16, 2018	Buy	1,561	Common Stock
Canyon-GRF Master Fund II, L.P.	January 17, 2018	Buy	4,513	Common Stock
Canyon-GRF Master Fund II, L.P.	January 18, 2018	Buy	8,747	Common Stock
Canyon-GRF Master Fund II, L.P.	January 19, 2018	Buy	16,265	Common Stock
Canyon-GRF Master Fund II, L.P.	January 22, 2018	Buy	9,919	Common Stock
Canyon-GRF Master Fund II, L.P.	January 23, 2018	Buy	27,185	Common Stock
Canyon-GRF Master Fund II, L.P.	February 5, 2018	Buy	5,324	Common Stock
Canyon-GRF Master Fund II, L.P.	February 6, 2018	Buy	5,680	Common Stock
Canyon-GRF Master Fund II, L.P.	February 9, 2018	Buy	3,341	Common Stock
Canyon-GRF Master Fund II, L.P.	February 12, 2018	Buy	1,600	Common Stock
Canyon-GRF Master Fund II, L.P.	February 22, 2018	Buy	7,006	Common Stock
Canyon-GRF Master Fund II, L.P.	February 27, 2018	Buy	11,369	Common Stock
Canyon-GRF Master Fund II, L.P.	February 28, 2018	Buy	13,960	Common Stock
Canyon-GRF Master Fund II, L.P.	March 1, 2018	Buy	8,725	Common Stock
Canyon-GRF Master Fund II, L.P.	March 2, 2018	Buy	3,459	Common Stock
Canyon-GRF Master Fund II, L.P.	March 5, 2018	Buy	70	Common Stock
Canyon-GRF Master Fund II, L.P.	March 5, 2018	Buy	5,057	Common Stock
Canyon-GRF Master Fund II, L.P.	March 6, 2018	Buy	14,862	Common Stock
Canyon-GRF Master Fund II, L.P.	March 7, 2018	Buy	8,260	Common Stock
Canyon-GRF Master Fund II, L.P.	March 8, 2018	Buy	2,204	Common Stock

Common Stock Name	Trade Date	Buy / Sell	No. of Shares / Quantity	Security
Canyon-GRF Master Fund II, L.P.	March 9, 2018	Buy	7,707	Common Stock
Canyon-GRF Master Fund II, L.P.	March 12, 2018	Buy	4,198	Common Stock
Canyon-GRF Master Fund II, L.P.	March 13, 2018	Buy	5,677	Common Stock
Canyon-GRF Master Fund II, L.P.	March 14, 2018	Buy	7,323	Common Stock
Canyon-GRF Master Fund II, L.P.	March 15, 2018	Buy	1,790	Common Stock
Canyon-GRF Master Fund II, L.P.	March 19, 2018	Buy	2,946	Common Stock
Canyon-GRF Master Fund II, L.P.	March 20, 2018	Buy	5,507	Common Stock
Canyon-GRF Master Fund II, L.P.	March 22, 2018	Buy	3,656	Common Stock
Canyon-GRF Master Fund II, L.P.	March 23, 2018	Buy	8,684	Common Stock
Canyon-GRF Master Fund II, L.P.	March 26, 2018	Buy	12,159	Common Stock
Canyon-GRF Master Fund II, L.P.	March 27, 2018	Buy	13,856	Common Stock
Canyon-GRF Master Fund II, L.P.	March 28, 2018	Buy	1,620	Common Stock
Canyon-GRF Master Fund II, L.P.	March 28, 2018	Buy	4,986	Common Stock
Canyon-GRF Master Fund II, L.P.	April 2, 2018	Buy	5,024	Common Stock
Canyon-GRF Master Fund II, L.P.	April 2, 2018	Buy	5,061	Common Stock
Canyon-GRF Master Fund II, L.P.	April 16, 2018	Buy	5,618	Common Stock
Canyon-GRF Master Fund II, L.P.	April 16, 2018	Buy	608	Common Stock
Canyon-GRF Master Fund II, L.P.	April 17, 2018	Buy	5,370	Common Stock
Canyon-GRF Master Fund II, L.P.	April 18, 2018	Buy	10,594	Common Stock
Canyon-GRF Master Fund II, L.P.	April 19, 2018	Buy	6,525	Common Stock
Canyon-GRF Master Fund II, L.P.	April 20, 2018	Buy	7,941	Common Stock
Canyon-GRF Master Fund II, L.P.	April 23, 2018	Buy	5,297	Common Stock
Canyon-GRF Master Fund II, L.P.	April 24, 2018	Buy	11,251	Common Stock
Canyon-GRF Master Fund II, L.P.	April 26, 2018	Buy	3,017	Common Stock
Canyon-GRF Master Fund II, L.P.	May 2, 2018	Buy	58,143	Common Stock
Canyon-GRF Master Fund II, L.P.	May 3, 2018	Buy	1,435	Common Stock

Common Stock Name	Trade Date	Buy / Sell	No. of Shares / Quantity	Security
Canyon NZ-DOF Investing, L.P.	December 15, 2017	Buy	28,659	Common Stock
Canyon NZ-DOF Investing, L.P.	December 18, 2017	Buy	3,696	Common Stock
Canyon NZ-DOF Investing, L.P.	December 19, 2017	Buy	73,333	Common Stock
Canyon NZ-DOF Investing, L.P.	December 20, 2017	Buy	29,334	Common Stock
Canyon NZ-DOF Investing, L.P.	December 21, 2017	Buy	29,333	Common Stock
Canyon NZ-DOF Investing, L.P.	December 28, 2017	Buy	1,043	Common Stock
Canyon NZ-DOF Investing, L.P.	December 28, 2017	Buy	2,522	Common Stock
Canyon NZ-DOF Investing, L.P.	January 9, 2018	Buy	2,424	Common Stock
Canyon NZ-DOF Investing, L.P.	January 11, 2018	Buy	3,672	Common Stock
Canyon NZ-DOF Investing, L.P.	January 16, 2018	Buy	1,881	Common Stock
Canyon NZ-DOF Investing, L.P.	January 17, 2018	Buy	5,423	Common Stock
Canyon NZ-DOF Investing, L.P.	January 18, 2018	Buy	10,420	Common Stock
Canyon NZ-DOF Investing, L.P.	January 19, 2018	Buy	19,392	Common Stock
Canyon NZ-DOF Investing, L.P.	January 22, 2018	Buy	12,564	Common Stock
Canyon NZ-DOF Investing, L.P.	January 23, 2018	Buy	34,461	Common Stock
Canyon NZ-DOF Investing, L.P.	February 28, 2018	Buy	20,240	Common Stock
Canyon NZ-DOF Investing, L.P.	March 1, 2018	Buy	12,650	Common Stock
Canyon NZ-DOF Investing, L.P.	March 2, 2018	Buy	4,499	Common Stock
Canyon NZ-DOF Investing, L.P.	March 5, 2018	Buy	92	Common Stock
Canyon NZ-DOF Investing, L.P.	March 5, 2018	Buy	6,578	Common Stock
Canyon NZ-DOF Investing, L.P.	March 6, 2018	Buy	6,325	Common Stock
Canyon NZ-DOF Investing, L.P.	March 7, 2018	Buy	12,843	Common Stock
Canyon NZ-DOF Investing, L.P.	March 8, 2018	Buy	3,411	Common Stock
Canyon NZ-DOF Investing, L.P.	March 9, 2018	Buy	12,191	Common Stock
Canyon NZ-DOF Investing, L.P.	March 12, 2018	Buy	6,160	Common Stock
Canyon NZ-DOF Investing, L.P.	March 13, 2018	Buy	8,215	Common Stock
Canyon NZ-DOF Investing, L.P.	March 14, 2018	Buy	10,348	Common Stock

Common Stock Name	Trade Date	Buy / Sell	No. of Shares / Quantity	Security
Canyon NZ-DOF Investing, L.P.	March 15, 2018	Buy	2,480	Common Stock
Canyon NZ-DOF Investing, L.P.	March 19, 2018	Buy	4,395	Common Stock
Canyon NZ-DOF Investing, L.P.	March 20, 2018	Buy	8,390	Common Stock
Canyon NZ-DOF Investing, L.P.	March 22, 2018	Buy	5,351	Common Stock
Canyon NZ-DOF Investing, L.P.	March 23, 2018	Buy	12,167	Common Stock
Canyon NZ-DOF Investing, L.P.	March 26, 2018	Buy	19,146	Common Stock
Canyon NZ-DOF Investing, L.P.	March 27, 2018	Buy	19,535	Common Stock
Canyon NZ-DOF Investing, L.P.	March 28, 2018	Buy	493	Common Stock
Canyon NZ-DOF Investing, L.P.	March 28, 2018	Buy	3,058	Common Stock
Canyon NZ-DOF Investing, L.P.	April 2, 2018	Buy	1,811	Common Stock
Canyon NZ-DOF Investing, L.P.	April 2, 2018	Buy	1,757	Common Stock
Canyon NZ-DOF Investing, L.P.	April 16, 2018	Buy	3,206	Common Stock
Canyon NZ-DOF Investing, L.P.	April 16, 2018	Buy	347	Common Stock
Canyon NZ-DOF Investing, L.P.	April 17, 2018	Buy	3,008	Common Stock
Canyon NZ-DOF Investing, L.P.	April 18, 2018	Buy	5,860	Common Stock
Canyon NZ-DOF Investing, L.P.	April 19, 2018	Buy	3,493	Common Stock
Canyon NZ-DOF Investing, L.P.	April 20, 2018	Buy	4,457	Common Stock
Canyon NZ-DOF Investing, L.P.	April 23, 2018	Buy	2,930	Common Stock
Canyon NZ-DOF Investing, L.P.	April 24, 2018	Buy	6,223	Common Stock

Common Stock Name	Trade Date	Buy / Sell	No. of Shares / Quantity	Security
EP Canyon Ltd.	October 17, 2017	Buy	16,660	Common Stock
EP Canyon Ltd.	October 18, 2017	Buy	9,927	Common Stock
EP Canyon Ltd.	October 18, 2017	Buy	3,243	Common Stock
EP Canyon Ltd.	October 25, 2017	Buy	6,499	Common Stock
EP Canyon Ltd.	October 26, 2017	Buy	3,065	Common Stock
EP Canyon Ltd.	October 26, 2017	Buy	6,671	Common Stock
EP Canyon Ltd.	October 27, 2017	Buy	15,615	Common Stock
EP Canyon Ltd.	October 30, 2017	Buy	6,632	Common Stock
EP Canyon Ltd.	October 30, 2017	Buy	6,481	Common Stock
EP Canyon Ltd.	November 3, 2017	Buy	7,025	Common Stock
EP Canyon Ltd.	November 3, 2017	Buy	2,335	Common Stock
EP Canyon Ltd.	November 6, 2017	Buy	6,811	Common Stock
EP Canyon Ltd.	November 7, 2017	Buy	5,087	Common Stock
EP Canyon Ltd.	November 8, 2017	Buy	8,197	Common Stock
EP Canyon Ltd.	November 9, 2017	Buy	3,844	Common Stock
EP Canyon Ltd.	November 10, 2017	Buy	978	Common Stock
EP Canyon Ltd.	November 10, 2017	Buy	4,620	Common Stock
EP Canyon Ltd.	November 13, 2017	Buy	2,310	Common Stock
EP Canyon Ltd.	November 14, 2017	Buy	15,902	Common Stock
EP Canyon Ltd.	November 14, 2017	Buy	11,146	Common Stock
EP Canyon Ltd.	November 14, 2017	Buy	7,970	Common Stock
EP Canyon Ltd.	November 15, 2017	Buy	23,523	Common Stock
EP Canyon Ltd.	November 16, 2017	Buy	31,712	Common Stock
EP Canyon Ltd.	November 16, 2017	Buy	3,821	Common Stock
EP Canyon Ltd.	November 17, 2017	Buy	31,369	Common Stock
EP Canyon Ltd.	November 20, 2017	Buy	18,905	Common Stock
EP Canyon Ltd.	November 20, 2017	Buy	3,130	Common Stock
EP Canyon Ltd.	November 21, 2017	Buy	23,640	Common Stock
EP Canyon Ltd.	November 22, 2017	Buy	10,998	Common Stock
EP Canyon Ltd.	January 24, 2018	Sell	(23,180)	Common Stock
EP Canyon Ltd.	January 24, 2018	Sell	(11,586)	Common Stock
EP Canyon Ltd.	January 25, 2018	Sell	(8,604)	Common Stock
EP Canyon Ltd.	January 25, 2018	Sell	(1,829)	Common Stock
EP Canyon Ltd.	January 26, 2018	Sell	(3,091)	Common Stock

Common Stock Name	Trade Date	Buy / Sell	No. of Shares / Quantity	Security
EP Canyon Ltd.	January 26, 2018	Sell	(207)	Common Stock
EP Canyon Ltd.	January 29, 2018	Sell	(3,291)	Common Stock
EP Canyon Ltd.	January 30, 2018	Sell	(3,091)	Common Stock
EP Canyon Ltd.	January 30, 2018	Sell	(897)	Common Stock
EP Canyon Ltd.	February 1, 2018	Sell	(2,306)	Common Stock
EP Canyon Ltd.	February 2, 2018	Sell	(509)	Common Stock
EP Canyon Ltd.	March 7, 2018	Buy	4,310	Common Stock
EP Canyon Ltd.	March 8, 2018	Buy	1,145	Common Stock
EP Canyon Ltd.	March 9, 2018	Buy	3,935	Common Stock
EP Canyon Ltd.	March 12, 2018	Buy	2,181	Common Stock
EP Canyon Ltd.	March 13, 2018	Buy	2,951	Common Stock
EP Canyon Ltd.	March 14, 2018	Buy	3,781	Common Stock
EP Canyon Ltd.	March 15, 2018	Buy	938	Common Stock
EP Canyon Ltd.	March 19, 2018	Buy	1,551	Common Stock
EP Canyon Ltd.	March 20, 2018	Buy	2,875	Common Stock
EP Canyon Ltd.	March 22, 2018	Buy	1,935	Common Stock
EP Canyon Ltd.	March 23, 2018	Buy	4,660	Common Stock
EP Canyon Ltd.	March 26, 2018	Buy	6,675	Common Stock
EP Canyon Ltd.	March 27, 2018	Buy	7,484	Common Stock
EP Canyon Ltd.	March 28, 2018	Buy	828	Common Stock
EP Canyon Ltd.	March 28, 2018	Buy	2,656	Common Stock
EP Canyon Ltd.	April 2, 2018	Buy	2,682	Common Stock
EP Canyon Ltd.	April 2, 2018	Buy	2,702	Common Stock
EP Canyon Ltd.	April 16, 2018	Buy	10,441	Common Stock
EP Canyon Ltd.	April 16, 2018	Buy	1,131	Common Stock
EP Canyon Ltd.	April 17, 2018	Buy	9,977	Common Stock
EP Canyon Ltd.	April 18, 2018	Buy	18,752	Common Stock
EP Canyon Ltd.	April 19, 2018	Buy	11,264	Common Stock
EP Canyon Ltd.	April 20, 2018	Buy	14,094	Common Stock
EP Canyon Ltd.	April 23, 2018	Buy	9,376	Common Stock
EP Canyon Ltd.	April 24, 2018	Buy	19,915	Common Stock
EP Canyon Ltd.	April 26, 2018	Buy	2,230	Common Stock
EP Canyon Ltd.	May 2, 2018	Buy	42,864	Common Stock
EP Canyon Ltd.	May 3, 2018	Buy	1,077	Common Stock
EP Canyon Ltd.	May 4, 2018	Buy	7,677	Common Stock

Common Stock Name	Trade Date	Buy / Sell	No. of Shares / Quantity	Security
Canyon Value Realization Fund MAC 18, Ltd.	October 31, 2017	Buy	16,440	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	November 1, 2017	Buy	7,950	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	November 1, 2017	Buy	3,106	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	November 2, 2017	Buy	11,925	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	November 3, 2017	Buy	370	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	November 3, 2017	Buy	124	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	November 6, 2017	Buy	3,359	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	November 7, 2017	Buy	2,509	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	November 8, 2017	Buy	3,661	Common Stock

Canyon Value Realization Fund MAC 18, Ltd.	November 9, 2017	Buy	2,040	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	November 10, 2017	Buy	521	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	November 10, 2017	Buy	2,460	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	November 13, 2017	Buy	1,230	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	December 13, 2017	Buy	11,923	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	December 14, 2017	Buy	5,664	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	December 18, 2017	Buy	74,800	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	January 24, 2018	Sell	(11,514)	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	January 24, 2018	Sell	(5,755)	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	January 25, 2018	Sell	(4,274)	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	January 25, 2018	Sell	(908)	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	January 26, 2018	Sell	(1,535)	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	January 26, 2018	Sell	(103)	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	January 29, 2018	Sell	(1,635)	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	January 30, 2018	Sell	(1,535)	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	January 30, 2018	Sell	(446)	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	February 1, 2018	Sell	(1,145)	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	February 2, 2018	Sell	(253)	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	March 7, 2018	Buy	566	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	March 8, 2018	Buy	148	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	March 9, 2018	Buy	435	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	March 12, 2018	Buy	309	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	March 13, 2018	Buy	429	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	March 14, 2018	Buy	644	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	March 15, 2018	Buy	173	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	March 19, 2018	Buy	214	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	March 20, 2018	Buy	411	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	March 22, 2018	Buy	332	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	March 23, 2018	Buy	1,013	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	March 26, 2018	Buy	1,232	Common Stock

Canyon Value Realization Fund MAC 18, Ltd.	March 27, 2018	Buy	1,579	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	March 28, 2018	Buy	305	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	March 28, 2018	Buy	1,371	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	April 2, 2018	Buy	1,005	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	April 2, 2018	Buy	1,007	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	April 16, 2018	Buy	768	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	April 16, 2018	Buy	83	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	April 17, 2018	Buy	756	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	April 18, 2018	Buy	1,570	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	April 19, 2018	Buy	967	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	April 20, 2018	Buy	1,118	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	April 23, 2018	Buy	785	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	April 24, 2018	Buy	1,667	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	April 26, 2018	Buy	649	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	May 2, 2018	Buy	13,162	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	May 3, 2018	Buy	330	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	May 4, 2018	Buy	2,970	Common Stock
Canyon Value Realization Fund MAC 18, Ltd.	July 5, 2018	Buy	42,000	Common Stock

Common Stock Name	Trade Date	Buy / Sell	No. of Shares / Quantity	Security
Sergey Kamensky	September 12, 2017	Buy	1,500	Common Stock
Sergey Kamensky	October 9, 2017	Buy	1,000	Common Stock

IMPORTANT

1. If you hold your shares in your own name, please complete, sign, date and mail the enclosed GOLD proxy card as soon as possible to our proxy solicitor, [•], in the postage-paid envelope provided.

2. If you hold your shares in your own name, you may also vote over the telephone or by internet, by following the instructions on the GOLD proxy card.

3. If you hold your shares through a bank, broker or other nominee, only that nominee can vote your shares and only after receiving your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a GOLD proxy card to be signed representing your shares.

4. As a stockholder of Navient Corporation, you may receive the Company’s 2019 Proxy Statement and the accompanying proxy card. Please make certain that the latest dated proxy card you return is the GOLD proxy card. ONLY YOUR LATEST DATED PROXY CARD FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

If you have any questions or require any assistance in executing your proxy, please call:

[Insert contact info of the proxy solicitor]

PRELIMINARY COPY – SUBJECT TO COMPLETION, DATED APRIL 4, 2019

PROXY CARD

NAVIENT CORPORATION

2019 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF CANYON CAPITAL ADVISORS LLC
THE BOARD OF DIRECTORS OF NAVIENT CORPORATION IS NOT SOLICITING THIS PROXY

The undersigned appoints [•], [•] and [•], and each of them, proxies and agents with power to act without the others, with full power of substitution and with discretionary authority to vote all shares of common stock, par value $0.01 per share, of Navient Corporation (the “Shares”), a Delaware corporation (the “Company”), which the undersigned would be entitled to vote if personally present at the annual meeting of Navient stockholders scheduled to be held on [month] [date], 2019 (the “Annual Meeting”) and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting, as specified below.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed and specified on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Canyon Capital Advisors LLC (“Canyon”) a reasonable time before this solicitation, consistent with Rule 14a-4(c)(3) promulgated under the Securities Exchange Act of 1934.

If no direction is given, this proxy will be voted “FOR” Alan Robert Ginsberg, Gregory A. Pratt, Ivona Smith, Robert B. Webster and all of the Company’s nominees other than [•], [•], [•] and [•]; “FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2020; and “AGAINST” the advisory resolution to approve executive compensation.

As used on this Proxy Card, the term “Bylaws” refers to the Company’s Second Amended and Restated Bylaws, effective April 4, 2018.

IMPORTANT:  PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

☒ Please mark vote as in this example

CANYON STRONGLY RECOMMENDS THAT YOU VOTE “FOR” ALAN ROBERT GINSBERG, GREGORY A. PLATT, IVONA SMITH AND ROBERT B. WEBSTER (THE “CANYON NOMINEES”).

1. To elect the Canyon Nominees and all of the Company’s nominees other than [•], [•], [•] and [•] (the “Excluded Nominees”).  We will not exercise authority to vote for any Excluded Nominees.

☐ FOR ALL

☐ WITHHOLD ALL

☐ FOR ALL EXCEPT THE FOLLOWING:

Canyon does not expect that the Canyon Nominees will be unable to stand for election, but in the event any Canyon Nominee is unable to serve or for good cause will not serve, the Shares represented by this proxy card will be voted for substitute nominee(s) Canyon selects, to the extent this is not prohibited under the Bylaws and applicable law. There is no assurance that any of the Company’s nominees will serve as directors if any of Canyon’s nominees are elected.

CANYON RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2 BELOW.

2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2019.

☐ FOR	☐ AGAINST	☐ ABSTAIN

CANYON RECOMMENDS THAT YOU VOTE “AGAINST” PROPOSAL 3 BELOW.

3. Non-binding advisory vote to approve the named executive officer compensation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:

(Signature)

(Signature, if held jointly)

(Title)

PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING AND GIVE FULL TITLE AS SUCH. IF SIGNING ON BEHALF OF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF SIGNING ON BEHALF OF A PARTNERSHIP, PLEASE SIGN IN FULL PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

YOUR VOTE IS VERY IMPORTANT — PLEASE VOTE YOUR PROXY TODAY.

IF YOU HOLD SHARES IN YOUR NAME:

VOTE BY TELEPHONE

Have this proxy card available when you call the Toll-Free number [•] using a touch-tone telephone from the United States and follow the simple instructions presented to you.

VOTE BY INTERNET

Have this proxy card available when you access the website [•] and follow the simple instructions presented to you.

VOTE BY MAIL

Please complete, sign and date this proxy card and return it in the postage-paid envelope provided or return it to:

[•]

IF YOU HOLD SHARES THROUGH A BANK, BROKER OR NOMINEE:

Only your bank, broker or nominee can vote your shares and only after receiving your specific instructions. Accordingly, you should contact the person responsible for your account and give your instructions.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Your Internet or telephone vote must be received by 11:59 p.m. Eastern Time on the day prior to the date of the Annual Meeting in order to be counted in the final tabulation.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you completed, signed, dated and returned your proxy card.

UNLESS YOU HAVE VOTED BY TELEPHONE OR ON THE INTERNET, PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED